                                                                   Exhibit 99.3

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                          BOSTON LIFE SCIENCES, INC.

                          Form of Warrant to Purchase
                          ---------------------------
                                 Common Stock
                                 ------------

No. BLSI  - [INSERT NUMBER]                              [INSERT NUMBER] Shares

FOR VALUE RECEIVED, BOSTON LIFE SCIENCES, INC., a Delaware corporation (the "Company"), hereby certifies that [INSERT NAME], or its permitted assigns, is entitled to purchase from the Company, at any time or from time to time, commencing on March 11, 2002 (the "Initial Exercise Date"), [INSERT NUMBER] fully paid and non-assessable shares of the Common Stock, $.01 par value per share, of the Company. This Warrant shall expire at 5:00 P.M., New York City time, on March 11, 2007 (the "Termination Date"), and is exercisable for [INSERT NUMBER] fully paid and non-assessable shares of the Common Stock, $.01 par value per share, of the Company for an aggregate purchase price of [INSERT NUMBER] computed on the basis of $2.75 per share. Hereinafter, (i) said Common Stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock", (ii) the shares of Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable for the Warrant Shares hereunder is referred to as the "Aggregate Warrant Price", (iv) the price payable for each of the Warrant Shares hereunder is referred to as the "Per Share Warrant Price", (v) this Warrant and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrants" and
(vi) the holder of this Warrant is referred to as the "Holder" and the holder of this Warrant and all other Warrants or Warrant Shares issued upon the exercise of any Warrant are referred to as the "Holders"). The Aggregate
Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

     1.     Exercise of Warrant
            -------------------

            (a) This Warrant may be exercised, in whole at any time or in part from time to time, commencing on the Initial Exercise Date and prior to 5:00 P.M., New York City time, on the Termination Date, by the Holder by the surrender the original copy of this Warrant (with the election to exercise form at the end hereof fully completed and duly executed) to the Company at the address set forth in Subsection 9(a) hereof (an "Exercise"), together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for the Warrant Shares shall be made by certified or official bank check payable to the order of the Company.

            (b) Upon each Exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such Exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of Common Stock and the Holder is entitled to receive a new Warrant covering the Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional shares of Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional shares (determined in such reasonable manner as the Company shall determine), and (ii) deliver the other securities and properties receivable upon the Exercise of this Warrant, if any, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

     2.     Reservation of Warrant Shares; Listing. The Company agrees that,
            --------------------------------------
prior to the expiration of this Warrant, the Company will at all times (a) have authorized and in reserve, and will keep available, solely for issuance or delivery upon the Exercise of this Warrant, the maximum amount of shares of Common Stock and other securities and properties as from time to time shall be receivable upon the Exercise of this Warrant, free and clear of all restrictions on sale or transfer, except for the restrictions on sale or transfer set forth in the Securities Act of 1933, as amended (the "Act"), and restrictions created by or on behalf of the Holder, and free and clear of all preemptive rights and rights of first refusal; and (b) cause the Warrant Shares to be listed on the securities exchange, quotation market or over-the-counter bulletin board on which the Common Stock is then listed.

     3.     Adjustments.
            -----------

            (a) In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a great number of shares,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price shall be adjusted to be equal to a fraction, the numerator of which shall be the Aggregate Warrant Price and the denominator of which shall be the number of shares of Common Stock and/or other capital stock of the Company which he would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

            (b) If the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, in each such event provision shall be made so that the Holder receives upon Exercise of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of other securities of the Company which the Holder would have received had this Warrant been exercised on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the Exercise date, retained such securities receivable by the Holder as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3 with respect to the rights of the Holder or with respect to such other securities by their terms.

            (c) In case of any capital reorganization, reclassification or similar transaction (except a transaction provided for in Section 3(a)), any consolidation or merger to which the Company is a party, any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety for consideration consisting primarily of securities, or any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder shall have the right thereafter to receive on the Exercise of this Warrant the kind and maximum amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such transaction had this Warrant been exercised immediately prior to the effective date of such transaction and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares or other securities or property thereafter deliverable on the Exercise of this Warrant. The above provisions of this subsection shall similarly apply to successive transactions of the type described in this subsection. The issuer of any shares of stock or other securities or property thereafter deliverable on the Exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder, and the Company shall ensure that such issuer executes an agreement with the Holder providing that the Holder has the rights thereafter to receive upon Exercise of this Warrant such shares, securities or property.

            (d) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; provided, however, that any adjustments
                                       --------  -------
which by reason of this subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further,
                                                             --------  -------
however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this subsection) not later than such times as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or the Holder of Common Stock issuable upon the Exercise hereof. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

            (e) Upon the occurrence of each adjustment or readjustment of the Per Share Warrant Price pursuant to this Section 3, the Company, at its expense, promptly shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate executed by an officer of the Company setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to the Holder a like certificate setting forth (i) such adjustments and readjustments,
(ii) the Per Share Warrant Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon Exercise of this Warrant.

            (f)     In case at any time the Company shall propose to:

                         (i) pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock;

                         (ii)    issue any rights, warrants, or other
     securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities;

                         (iii) effect any transaction described in described in Section 3(c) hereof;

                         (iv) effect any liquidation, dissolution, or winding-up of the Company;

                         (v) take any other action which would cause an adjustment to the Per Share Warrant Price;

                    then, and in any one or more of such cases, the Company shall give written notice thereof, to the Holder at the Holder's address as it shall appear on the books of the Company, at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such transaction described in Section 3(c), liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such transaction, liquidation, dissolution, or winding-up, or (iii) the date of such other action which would require an adjustment to the Per Share Warrant Price.

            (g)     If, as a result of an adjustment made pursuant to this
Section 3, the Holder of any Warrant thereafter surrendered for Exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares or such classes of capital stock or shares of Common Stock and other capital stock.

      4.    Fully Paid Stock; Taxes. The Company covenants that all shares of
            -----------------------
Common Stock are validly authorized and, if and when this Warrant is exercised in whole or in part in accordance with the terms hereof, the shares of Common Stock issued upon such Exercise, upon receipt by the Company of the full Per Share Warrant Price therefor, shall be validly issued, fully paid, nonassessable, and will not be issued in violation of any preemptive rights or other rights of stockholders, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and State stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or any certificate thereof.

     5.     Registration Under Securities Act of 1933. The Holder is entitled
            -----------------------------------------
to the benefit of certain registration rights with respect to the Warrant Shares, as provided in the Registration Rights Agreement, dated as of March 8, 2002, between the Company, the Holder and the other parties thereto ("Registration Rights Agreement").

     6.     Limited Transferability. The Holder acknowledges that it has been
            ------------------------
advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Act, that this Warrant is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering. The Holder acknowledges that it has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities, as well as the similar restrictions of applicable state law. In particular, the Holder agrees that no sale, assignment or transfer of this Warrant or the Warrant Shares issuable upon Exercise hereof shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of this Warrant or such Warrant Shares is registered under the Act, it being understood that neither this Warrant nor such Warrant Shares are currently registered for sale and that the Company has no obligation or intention to so register this Warrant and no obligation to register such Warrant Shares except as specifically provided in the Registration Rights Agreement, or (ii) this Warrant or such Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, as supported by an opinion of counsel to the Holder, reasonably satisfactory to the Company and its counsel, it being understood that Rule 144 is not available at the time of the original issuance of this Warrant for the sale of this Warrant or such Warrant Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act, as supported by an opinion of counsel to the Holder, reasonably satisfactory to the Company and its counsel. The Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. All warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the holder thereof shall be identical to those of the Holder. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company.

     7.     Loss, Etc., of Warrant. Upon receipt of evidence satisfactory to
            ----------------------
the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

     8.     Warrant Holder Not Stockholder. Except as otherwise provided
            ------------------------------
herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the Exercise hereof.

     9.     Communication. No notice or other communication under this Warrant
            -------------
shall be effective unless in writing; such notice shall be deemed given on the same day if sent by hand; after three (3) business days (Saturdays, Sundays and bank or other public holidays excluded) if sent by certified mail, return receipt requested; after one day if sent by reputable overnight courier service; and if sent by telex upon receipt of the answer back signal; or if by facsimile upon receipt of the confirmation slip showing completion of the transmission, addressed as follows:

            (a) to the Company, at 137 Newbury Street, 8th Floor, Boston, MA 02116 or other address as the Company has designated in writing to the Holder, or

            (b) to the Holder, at [INSERT ADDRESS]or other such address as the Holder has designated in writing to the Company.

     10.    Headings.    The headings in this Warrant have been inserted as a
            --------
matter of convenience and shall not affect the construction hereof.

     11.    Applicable Law. This Warrant shall be construed in accordance with
            --------------
the laws of the Commonwealth of Massachusetts applicable to contracts made and performed within such Commonwealth, without regard to principles governing conflicts of law.

     12.    Legend. Unless registered, the Warrant Shares issued upon Exercise
            ------
of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear substantially the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

     13.    Consent to Jurisdiction. The parties hereto irrevocably consent to
            -----------------------
the exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and of any federal court located in such Commonwealth in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 9(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process.

     14.    Miscellaneous.
            -------------

            (a) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Warrant upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

            (b) This Warrant may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Warrant, and all future Holders shall be bound thereby.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and attested to by its Secretary.

                                                     BOSTON LIFE SCIENCES, INC.

                                                     By:  /s/ S. David Hillson
                                                        ----------------------
                                                         Name:  S. David Hillson
                                                         Title: President

ATTEST:

 /s/ Joseph P. Hernon
-----------------------
Name:  Joseph P. Hernon
Title: Secretary

To:  Boston Life Sciences, Inc.
     137 Newbury Street, 8th Floor
     Boston, MA 02116

                              ELECTION TO EXERCISE

                   The undersigned hereby exercises his or its rights to purchase _______Warrant Shares covered by the within Warrant, and tenders payment herewith in the aggregate amount of $ _______ by certified or official bank check in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

________________________________________________________________

________________________________________________________________

________________________________________________________________
                    (Print Name, Address and Social Security
                         or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

________________________________________________________________

________________________________________________________________

________________________________________________________________
                    (Print Name, Address and Social Security
                         or Tax Identification Number)

     In connection with such exercise, the undersigned hereby represents and warrants to, and agrees with, the Company, as of the date hereof that the undersigned is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

Dated:_________________

                                                         Name:_________________
                                                                   (Print)

Address:____________________________________________________________

                                                         ______________________
                                                         (Signature)

                                                         ______________________
                                                         (Signature Guarantee)

                                                         ______________________
                                                         (Signature Guarantee)

                                   ASSIGNMENT
                                   ----------

            FOR VALUE RECEIVED, ____________ hereby sells, assigns and transfers unto ______________________the within Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
____________________________, attorney, to transfer said Warrant on the books of Boston Life Sciences, Inc.

Dated:__________________                           Signature:__________________

                                                   Address:  __________________

                                                             __________________

                              PARTIAL ASSIGNMENT
                              ------------------

            FOR VALUE RECEIVED, ________________ hereby assigns and transfers unto ________________________ the right to purchase ___________ shares of the
Common Stock, par value $.01 per share, of Boston Life Sciences, Inc. covered by the within Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute. and appoint ____________________________, attorney, to transfer that part of said Warrant on the books of Boston Life Sciences, Inc.

Dated:__________________                           Signature:__________________

                                                   Address:  __________________

                                                             __________________